UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

Sonim Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38907	94-3336783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1875 South Grant Street Suite 750 San Mateo, CA		94402
(Address of Principal Executive Offices)		(Zip Code)

(650) 378-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Chief Financial Officer

On September 9, 2019, the Company and Mr. James Walker determined that Mr. Walker will cease serving as the Company’s Chief Financial Officer, effective immediately, and that Mr. Walker will be leaving the Company following a brief period to ensure a smooth transition of his duties to the Company’s newly appointed interim Chief Financial Officer.

Mr. Walker will be eligible to receive certain severance benefits following his last day of employment pursuant to, and subject to the conditions set forth in, his existing agreements with the Company, all of which have been previously publicly disclosed, as well as extension of his post-separation option exercise period to January 17, 2020.

(c)	Appointment of Interim Chief Financial Officer

On September 10, 2019, the Company announced the appointment of Robert Tirva as the Company’s interim Chief Financial Officer, effective immediately. In this role, Mr. Tirva will serve as the Company’s principal financial officer and principal accounting officer.

Mr. Tirva, age 53, previously served as the Chief Financial Officer of Intermedia, a private cloud UCaaS and business application provider from 2016 to 2019, a role in which he was responsible for Intermedia’s global financial functions. From 2014 to 2016, Mr. Tirva was corporate controller at Dropbox, Inc., a collaboration platform provider. Prior to his service at Dropbox, he held various finances roles of increasing responsibility at Broadcom Corporation, including Senior Vice President, Principal Accounting Officer and Vice President of Finance. He currently serves on the Board of Directors of Resonant Inc. Mr. Tirva received an M.B.A. from the Yale School of Management and a Bachelor of Business Administration in Accounting from the University of Notre Dame.

There are no family relationships between Mr. Tirva and any Company director or executive officer, and no arrangements or understandings between Mr. Tirva and any other person pursuant to which he was selected as an officer. Mr. Tirva is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Mr. Tirva’s employment agreement with the Company provides that he will receive an annual base salary of $300,000. Further, he is eligible for an annual bonus of 50% of his base salary, to be pro-rated based on his start date. He will also receive a target number of option equivalents valued at $652,200, to be split 50/50 between options and RSUs. The foregoing summary of the material terms of Mr. Tirva’s employment agreement is subject to the full and complete terms of the agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. Mr. Tirva will also be party to an indemnification agreement in the form filed as Exhibit 10.4 to the Form S-1.

Item 7.01.	Revised Fiscal Year 2019 Earnings Expectations; Regulation FD Disclosure.

On September 10, 2019, the Company disseminated a press release revising the Company’s earnings expectations for the fiscal year ended December 31, 2019. A copy of such press release is furnished herewith as Exhibit 99.1.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

This Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, future growth, profitability, the purchasing decisions of the company’s wireless carriers and the timing thereof, the remediation of technical issues related to its XP8 smartphone and other general non-systemic, accessory-related issues in its feature phones, and continued market acceptance of the Company’s products. These forward-looking statements are based on Sonim’s current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future”, “believe,” “expect,” “may,” “will,” “intend,” “estimate,” “continue,” or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include Sonim’s ability to continue to generate positive cash flow, and ability to be profitable; anticipated trends, such as the use of and demand for its products; its ability to attract and retain customers to purchase and use its products; its ability to attract wireless carriers as customers for its products; the evolution of technology affecting its products and markets; its ability to introduce new products and enhance existing products, as well as the other potential factors described under “Risk Factors” included in Sonim’s Quarterly Report on Form 10-Q for the three months ended June 30, 2019 and other documents on file with the Securities and Exchange Commission (available at www.sec.gov). Sonim cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. Sonim assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

99.1	Press Release issued by Sonim Technologies, Inc. dated September 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonim Technologies, Inc.
(Registrant)

Date: September 10, 2019	By:	/s/ Robert Plaschke
Robert Plaschke
Chief Executive Officer